Acquired Intangible Assets, Net	12 Months Ended
Dec. 31, 2013
Acquired Intangible Assets, Net [Abstract]
Acquired Intangible Assets, Net
12.	ACQUIRED INTANGIBLE ASSETS, NET

The gross carrying amount, accumulated amortization and net carrying amount of the acquired intangible assets are as follows:

Definite-lived intangible assets

	December 31,
	2012	2013
Definite-lived:
Domain names	$2,426	$2,482
Source code	1,754	1,662
Technology	6,999	12,013
Non-compete agreement	3,933	3,985
Operating License	610	1,768
Trademarks	77	79
User Base	-	157
Customer relationship	-	2,973

Total acquired definite-lived intangible assets	15,799	25,119

Less: Accumulated amortization
Domain names	(423)	(859)
Source code	(821)	(1,050)
Technology	(1,872)	(3,450)
Non-compete agreement	(299)	(1,584)
Trademarks	(2)	(29)
Operating license	-	(235)
User base	-	(8)
Customer relationship	-	(507)

Accumulated amortization	(3,417)	(7,722)

Less: Impairment loss
Domain names	(411)	(424)
Source code	(158)	(72)
Technology	(673)	(887)

Accumulated impairment loss	(1,242)	(1,383)

Acquired definite-lived intangible assets, net	$11,140	$16,014

Amortization expenses for the years ended December 31, 2011, 2012 and 2013 were $834, $1,689 and $4,176, respectively. Amortization expenses for the years ending December 31, 2014, 2015, 2016, 2017 and 2018 and after are expected to be $5,075, $4,484, $1,826, $1,211 and $3,418, respectively.

Intangible assets with determinable useful lives are evaluated for recoverability whenever events or changes in circumstances indicate that their carrying amounts may not be recoverable. The Group measures recoverability of these assets to be held and used as part of reporting unit by comparing the carrying amount of an asset to the future undiscounted net cash flows expected to be generated by the asset. If the assets are determined as impaired, the impairment will equal the amount by which the carrying value of the assets exceeds the fair value of the assets. As a result of the impairment analysis, the Group recognized an impairment loss of $87, $1,151 and $107 for the year ended December 31, 2011, 2012 and 2013, respectively for intangible assets with determinable useful lives.

Indefinite-lived intangible assets:

	December 31,
	2012	2013

Indefinite-lived:
Domain names	$360	$371
Trademarks	1,288	2,200

Total acquired indefinite-lived intangible assets	1,648	2,571

Less: Impairment loss
Domain names	(281)	(288)
Trademarks	(197)	(1,049)

Accumulated impairment loss	(478)	(1,337)

Acquired indefinite-lived intangible assets, net	$1,170	$1,234

On December 31 of each year, the Group evaluated the remaining useful life of the intangible assets with indefinite lives to determine whether events and circumstances continue to support an indefinite useful life.

The Group then performs an impairment assessment on intangible assets with indefinite lives on December 31 of each year by comparing the fair value with its carrying value. The fair value of intangible assets with indefinite lives was estimated based on the discounted value of estimated future cash flows. Based on the assessment, the Group determined the excess in the carrying value of indefinite-lived intangible asset over its fair value and recognized an impairment loss of nil, $197 and $841 for the years ended December 31, 2011, 2012 and 2013, respectively.